Buffalo Small Cap Fund
A series of Buffalo Funds®

Supplement dated December 13, 2013
to the
Statement of Additional Information dated June 3, 2013,
as supplemented August 30, 2013

Effective December 1, 2013, the Board of Trustees of Buffalo Funds (the “Trust”) has approved an amendment to the Management Agreement between the Trust, on behalf of the Buffalo Small Cap Fund, and Kornitzer Capital Management, Inc. (“KCM”), the investment adviser to the Buffalo Funds, for the purpose of implementing breakpoints to the management fee for the Buffalo Small Cap Fund.  Also effective December 1, 2013, the Board of Trustees of the Trust has approved an amendment to the Master Services Agreement between KCM and U.S. Bancorp Fund Services, LLC (“USBFS”), for the purpose of implementing breakpoints to the fees paid by KCM to USBFS with respect to services provided to the Buffalo Small Cap Fund.

Effective December 1, 2013, the following disclosure is hereby added to the discussion of management fees under the section entitled “Investment Advisor and Manager” on page 34 of the Buffalo Funds Statement of Additional Information:

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund’s average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints).  The fee paid by KCM to USBFS is also subject to breakpoints on assets in excess of certain levels.  The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to USBFS are set forth in the following table:

Buffalo Small Cap Fund Fee Breakpoints
	(as a % of average daily net assets)
Asset Level	Management Fee	USBFS Fee
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

Please retain this supplement with your Statement of Additional Information.

The date of this supplement is December 13, 2013.